TRANSAMERICA IDEX MUTUAL FUNDS
TA IDEX Multi-Manager Alternative Strategies Fund
Supplement dated April 12, 2007 to the
Statement of Additional Information dated December 27, 2006
The following paragraph of the Statement of Additional Information in the section entitled “Redemption of Shares” is hereby deleted on page 42:
(f) Purchases through Merrill Lynch, Pierce, Fenner & Smith Incorporated
Investors who purchase Class C shares of the Fund through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the Fund. In connection with such purchases, AFSG will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated compensation equal to 1.00% of the aggregate offering price for the Class C shares of the Fund so purchased. This CDSC waiver may be terminated at any time.
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Investors Should Retain This Supplement for Future Use